UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022

The First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Mississippi	000-22507	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 U.S. Hwy 98 West, Hattiesburg, MS	39402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(601) 268-8998

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	FBMS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure

On November 2, 2022, The First Bancshares, Inc. (the “Company”) issued a press release announcing that company representatives will participate in the 2022 Hovde Group Financial Services Conference, which is being held on November 3, 2022 through November 4, 2022 at the JW Marriott Miami Turnberry, Aventura in Miami, Florida, and will have one-on-one meetings with certain bank stock analysts and investors and that company representatives will also participate in the East Coast Financial Services Conference hosted by Piper Sandler which is being held November 8, 2022 through November 9, 2022 at The Breakers in Palm Beach, Florida and will have one-on-one meetings with certain bank stock analysts and investors.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein.

On November 2, 2022, The First Bancshares, Inc. made available an investor presentation prepared for use during meetings with certain bank stock analysts and investors.  A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated herein.

In accordance with General Instructions B.2 of Form 8-K, the information in Item 7.01 of this report (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1	Press Release dated November 2, 2022 announcing participation at the 2022 Hovde Group Financial Services Conference and the East Coast Financial Services Conference

Exhibit 99.2	Investor Presentation for the 2022 Hovde Group Financial Services Conference and the East Coast Financial Services Conference

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Bancshares, Inc.

Date: November 2, 2022

/s/ Donna T. (Dee Dee) Lowery
Name: Donna T. (Dee Dee) Lowery
Title: EVP and CFO